Conseco Fund Group
11815 N. Pennsylvania Street, Carmel, Indiana 46032
February 26, 2004

	   =========================================
		      WE NEED YOUR VOTE
	      Adjournment of the Special Meeting
	   =========================================

Dear Shareholder:

We recently mailed you information concerning a Special Meeting of Shareholders. The meeting that was originally scheduled for January 22, 2004 was adjourned two previous times and must be adjourned again until March 18, 2004, at 3 p.m. Eastern Time, due to an insufficient number of votes received. The location of the meeting remains the Conseco Conference Center per the address noted above. This rescheduling occurred so that we may continue to solicit votes from shareholders of the Funds regarding the following item:


     * To approve an agreement and plan of reorganization for each of the Conseco "Existing Funds" to become part of the Managers Funds Family of Funds.

	The Board of Trustees has unanimously recommended a vote
	                 "FOR" this proposal.

	-----------------------------------------------------
	EVERY VOTE COUNTS! DON'T HESITATE. PLEASE VOTE TODAY!
	-----------------------------------------------------

No matter how many shares you own, it is critical that you vote. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy NOW.

If you have any questions, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-628-8510.

    -------------------------------------------------------------
    |  For your convenience, please use one of these easy	|
    |  methods to register your vote: 				|
    |								|
    | 1. By Touch Tone Phone. 					|
    |    Please call us toll-free 24 hours a day at the number 	|
    |    indicated on your proxy card.  Follow the simple voting|
    |    instructions provided. 				|
    |  								|
    | 2. By Internet. 						|
    |    Visit the web site and vote per the instructions on 	|
    |    the enclosed proxy card. 				|
    |								|
    | 3. By Mail. 						|
    |    Simply return your executed proxy in the enclosed 	|
    |    postage paid envelope immediately so that we will 	|
    |    receive it by March 18, 2004. 				|
    -------------------------------------------------------------

	IF SUFFICIENT VOTES ARE NOT RECEIVED BY MARCH 18TH,
	  THE MEETING DATE MAY NEED TO BE EXTENDED AGAIN.

	          PLEASE DON'T DELAY - VOTE TODAY!



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